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                                                                  Exhibit 10.A

* = THE MATERIAL HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

                                                                 GATEWAY 2000

                                                            610 Gateway Drive
                                                                P.O. Box 2000
                                              North Sioux City, SD 57049-2000
                                                          Phone: 605-232-2000
                                                      Toll Free: 800-846-2000
                                                            Fax: 605-232-2023

December 22nd, 1997

Bob Spaner
Boston Acoustics
300 Jubilee Dr.
Peabody, MA 01960

Dear Mr. Spaner:

This Letter of Agreement ("LOA") will confirm the understanding and intent of Boston Acoustics, Inc. ("BA") and Gateway 2000, Inc., and its subsidiaries and affiliates ("Gateway"), to enter into an Agreement for the provision of services and products by BA to Gateway worldwide. The Agreement will be established under terms and conditions to be set forth in a signed definitive written agreement dated March 17th, 1997.

Gateway hereby agrees to commit to purchase, worldwide, the following number of systems during the timeframes as set forth below:

     * for the life of the product - 14-18 months
     Up to * in * costs

This commitment is in no way inclusive of the number of systems Gateway may purchase.

This commitment is conditional upon the following:

     1. Receipt of * speakers for delivery to Gateway's customers, based upon the * schedule, no later than May 1st, 1998. The parties understand that Gateway expects to receive product for sale prior to these dates.

     2.  The agreed upon cost by both parties for the:
         * as follows:
         December - all products shipped to GW2K*.
         January cost - $*
         February cost - $*
         March cost - $*
         April cost - $*
         *:
         $* US, Net *

     3. Gateway's specification, support for Redbook audio, DVD, and all testing (compatibility, regulatory, etc.) and product schedule being met.

     4.  GW2K is now responsible for *.


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     5.  Acceptance and compliance with Definitive Agreement, once executed.


BA and Gateway acknowledge, that while this LOA sets forth their intentions, this LOA does not contain all masters upon which agreement must be reached in order to proceed.

All information exchanged to date and hereafter between the parties is proprietary to the party submitting the information and shall be held in the strictest confidence between the parties.

Please indicate your acceptance of and agreement to this Letter of Agreement by signing below.

Sincerely,



Dave Russell
Director

ACCEPTED AND AGREED                          ACCEPTED AND AGREED

Boston Acoustics                             Gateway 2000, Inc.

By:   /s/ Andrew G. Kotsatos                 By:  /s/ Dave Russell
   -------------------------------              ------------------------------
Name:  Andrew G. Kotsatos                    Name:  Dave Russell
Title: CEO                                   Title: Director
Date:  12/23/97                              Date: 12/22/97